AMENDED AND RESTATED CONTINUING GUARANTY

                                  OF

      ILX INCORPORATED (f/k/a INTERNATIONAL LEISURE ENTERPRISES

                INCORPORATED), an Arizona Corporation

                                                         Date: September 7, 1994

TO:  TAMMAC FINANCIAL CORP. ("Tammac")

         For Valuable Consideration, and to induce Tammac to: (i) amend that certain Financing Agreement ("Financing Agreement") with LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an Arizona Limited Partnership (the "Company"), which Amendment to the Financing Agreement is being executed and delivered contemporaneously herewith, regarding the sale and purchase of installment obligations generated by the Company and relating to the Company's development of a certain resort project known as the Los Abrigados Resort & Spa (a/k/a Sedona Vacation Club) (the "Project"); (ii) modify that certain Deed of Trust dated September 10, 1991 ("Deed of Trust") executed and delivered by the Company in favor of Tammac; and (iii) make a Loan in the principal sum of $ 499,859.15, as evidenced by that certain Loan Agreement and Note, which are being executed and delivered contemporaneously herewith, (the Financing Agreement, as amended, the Deed of Trust, as modified, the Loan Agreement, the Note and all related documents executed and delivered in conjunction therewith and herewith are hereinafter referred to as the "Loan Documents"), the undersigned jointly and severally, hereby unconditionally guarantees and promises to: (i) pay when due each and every obligation, direct or indirect, now existing or hereafter arising, owing to Tammac by the Company pursuant to the terms and conditions of the LoanDocuments; (ii) perform, at anytime and in the manner set forth in the Loan Documents, all of the terms, covenants, and conditions therein required to be kept, observed or performed by the Company; and (iii) pay all debts, liabilities and other amounts due or to become due to Tammac under the Loan Documents or other evidences of indebtedness, whether presently existing or hereinafter arising, as same may be amended or modified, whether direct or contingent, to which the Company and Tammac are parties or in which obligations run from the Company to Tammac.

                  This Guaranty is a continuing guaranty and shall remain in force until revoked by notice in writing to Tammac, and revocation hereof shall not prejudice Tammac's claim hereunder with respect to any obligation arising prior to revocation.

                  This Guaranty shall extend to and cover every extension or renewal of, and every obligation accepted in substitution for any obligation guaranteed hereby, and the undersigned shall be bound hereby irrespective of the existence, value or condition of any collateral security Tammac may at any time hold, or the inability of Tammac to fully establish or perfect a security interest therein, or the validity, irregularity or enforceability of any instrument, writing or arrangement relating to the Loan Documents or of the obligations thereunder and irrespective of any present or future law or order of any government (whether of right or in fact) or of any agency thereof, purporting to reduce, amend or otherwise affect any obligation of the Company or to vary the terms of payment of the obligations or the performance of any covenants and conditions therein required to be performed by or of the Company hereby guaranteed.

                  The undersigned hereby waives notice of acceptance of this Guaranty, and also waives presentment, demand, protest and notice of dishonor of any note or other obligation hereby guaranteed, and any right of subrogation that the undersigned has or to which the undersigned may be entitled.

                  The undersigned hereby consents and agrees that Tammac may, without prejudice to any claim against the undersigned hereunder, at any time, or from time to time, in Tammac's discretion, and without notice to the undersigned, (a) extend or change the time of payment, and the manner, place or terms of payment of any obligation hereby guaranteed, (b) make advances for the purpose of performing any term or covenant contained in the Loan Documents with respect to which the Company shall be in default, (c) assign or otherwise transfer the Loan Documents, or any interest therein or herein, (d) exchange, release, impair or surrender all or any collateral security which Tammac may at any time hold in connection with any obligation hereby guaranteed, (e) sell, and Tammac itself purchase, any such collateral at public or private sale or at any broker's board, crediting net proceeds upon any obligation secured thereby, or
(f) settle or compromise with the Company, or with any other person primarily or secondarily liable with the Company, any obligation hereby guaranteed.

                  No delay on Tammac's part in exercising any right hereunder, or in taking any action to collect or enforce payment of any obligation hereby guaranteed, either as against the Company or any other party primarily or secondarily liable with the Company, shall operate as a waiver of any such right or in any manner prejudice Tammac's rights against the undersigned. The undersigned's liability under this Guaranty shall be absolute and unconditional and it shall not be a condition to enforcement of any of the undersigned's obligations hereunder that Tammac, either prior or subsequent to such enforcement against the undersigned (a) institute any judicial action against the Company or any other party primarily or secondarily liable, (b) enforce any other remedy against the Company, or any other party primarily or secondarily liable, or (c) take any action to realize upon any property assigned, pledged or otherwise available to Tammac as security for performance of any of the obligations of the Company.

                  The undersigned agrees that, if the maturity of any obligation hereby guaranteed is accelerated, by bankruptcy or otherwise, as against the Company, such maturity shall also be deemed accelerated for the purposes of this Guaranty, and without demand upon or notice to the undersigned.

                  The undersigned shall not be entitled to assert as a defense to any claim based upon this Guaranty (a) any set-off or counterclaim, (b) any claim of waiver or laches, or any demand for marshalling of assets or like procedure, or (c) the pendency of any bankruptcy, reorganization, insolvency, liquidation or other federal or state proceeding to which the Company is a party or by which it is affected, whether or not any proceeding of the type described in this clause would constitute a defense to, or operate as a stay of, a claim or action by Tammac against the Company.

                  As security for the performance of the undersigned's obligations hereunder, the undersigned hereby gives to Tammac a general lien upon and right of setoff with respect to any of the undersigned's funds or assets at any time in the custody or control of Tammac.

                  The undersigned hereby authorizes Tammac, in its sole discretion, to disclose any financial or other information about the undersigned to any present, future or prospective participant or successor in interest in any loan, advance or other financial accommodation to the Company from Tammac, or any regulatory body or agency having jurisdiction over Tammac.

                  This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time, prepayment, payment or other value received by Tammac, from any source, or any part thereof, of any of the obligations is rescinded or might otherwise be restored or returned by Tammac by reason of: (a) any judgment, decree or order of any court or administrative body having competent jurisdiction; (b) any settlement or compromise of any such claim, or (c) otherwise, all as though such payment had not been made, notwithstanding any termination hereof or the cancellation of any agreement evidencing any of the obligations.

                  In the event any proceedings are undertaken by Tammac to effect collection hereunder, the undersigned shall pay all costs and expenses of every kind for collection (including reasonable attorney's fees) incurred by Tammac in connection with the enforcement of this Guaranty, or in connection with legal advice relating to the rights or responsibilities of Tammac under this Guaranty, together with interest in any such amounts expended. After deducting such costs and expenses from the proceeds of sale or collection, Tammac may apply any residue to the liabilities of the undersigned, who shall continue to be liable for any deficiency, together with interest.

                  If the obligations of the Company are also guaranteed by any other person by continuing guaranty or by endorsement of any note of the Company or otherwise, the obligation of such other person and the undersigned's obligation hereunder shall be deemed to be joint and several, and the release by Tammac of any such other guarantor, or settlement with him, or the revocation or impairment of his guaranty, shall not operate to prejudice Tammac's rights against the undersigned hereunder.

                  The undersigned agrees to deliver to Tammac: (i) not later than one hundred (120) days after the end of each fiscal year its balance sheet as at the end of such year, and its income and surplus statement for such fiscal year, prepared on a consolidated basis with all of its affiliates; and (ii) within sixty (60) days of the close of each quarter-annual fiscal period, quarterly financial statements certified by the undersigned's chief financial officer, all in reasonable detail, all prepared in accordance with generally accepted accounting principles consistently applied, prepared by independent certified public accounts of recognized standing selected by the undersigned and satisfactory to Tammac. The undersigned shall also deliver to Tammac within ten
(10) days after its filing with the Internal Revenue Service and any other taxing authority or jurisdiction, full and complete signed copies of the undersigned's federal and state income tax returns and supporting schedules, and such other financial information as Tammac shall, from time to time, reasonably request.

                  All rights and remedies afforded to Tammac by reason of this Guaranty, or by law, are separate and cumulative, and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. No delay on Tammac's part in exercising any of its options, powers or rights or partial or single exercises thereof, shall constitute a waiver thereof. No waiver of any of Tammac's rights hereunder and no modification or amendment of this Guaranty, shall be deemed to be made by Tammac unless the same shall be in writing, duly signed on Tammac's behalf by a duly authorized officer, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair Tammac's rights or the undersigned's obligations to Tammac in any other respect at any other time.

                  The undersigned represents and warrants that: (a) the undersigned has examined the Loan Documents; (b) the undersigned has the full power, authority and legal right to enter into, execute and deliver this Guaranty; (c) this Guaranty is a valid and binding legal obligation of the undersigned and is fully enforceable against the undersigned in accordance with its terms and the undersigned has no defense to any action or proceeding that may be brought hereunder; (d) the execution, delivery and performance by the undersigned of this Guaranty will not violate or constitute a default under any indenture, note, loan, credit agreement or any other document or instrument to which the undersigned is a party or by which the undersigned is bound; (e) the undersigned has a direct financial interest in the Company; and (f) there has been no material adverse change in the financial condition of the undersigned from that shown on the most recent financial statements delivered to Tammac.

                  The undersigned is not in violation of any decree, ruling, judgment, order or injunction applicable to it, or any law, ordinance, rule or regulation of whatever nature which taken alone or in the aggregate, would materially and adversely affect its ability to carry out any of the terms, covenants, and conditions of this Guaranty. There are no actions, proceedings or investigations pending or threatened against or affecting the undersigned (or any basis therefor known to the undersigned) before or by any court, arbitrator, administrative agency or other governmental authority or entity, which, taken alone or in the aggregate, if adversely decided, would materially and adversely affect its ability to carry out any of the terms and conditions of this Guaranty.

                  No authorization, approval, consent or permission (governmental or otherwise) of any court, agency, commission or other authority or entity is required for the due execution, delivery, performance or observance by the undersigned of this Guaranty or for the payment of any sums hereunder. The undersigned agrees that if any such authorization, approval, consent, filing or permission shall be required in the future in order to permit or effect performance of the obligations of the undersigned under this Guaranty, the undersigned shall promptly inform Tammac or any of its successors or assigns and shall use its best efforts to obtain such authorization, approval, consent, filing or permission.

                  All sums advanced to the Company or its successors or assigns by the undersigned, and if the Company or its successors or assigns shall hereafter become indebted in any manner to the undersigned, then all such sums of indebtedness shall be automatically subordinate in all respects to the amounts then or thereafter due and owing to Tammac under the Loan Documents. Nothing herein contained shall be construed to give the undersigned any right of subrogation in and to the Loan Documents or the related documents or all or any part of Tammac's interest therein.

                  The undersigned agrees that it shall make no claim or setoff, defense, recoupment or counterclaim of any sort whatsoever against Tammac when enforcing this Guaranty, nor shall the undersigned seek to impair, limit or defeat in any way its obligations hereunder. The undersigned hereby waives any right to such a claim in limitation of its obligations hereunder. THE UNDERSIGNED HEREBY WAIVES ALL SURETYSHIP DEFENSES AND THE RIGHT TO TRIAL BY JURY, IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE, ARISING UNDER OR BY
REASON OF OR RELATING TO THIS GUARANTY.   JPM
                                        ---------
                                        [Initial]

                  Any indebtedness of the Company to the undersigned now or hereafter existing, together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the obligations of the Company to Tammac under the Loan Documents. Until all of the Company's obligations to Tammac under the Loan Documents (and including any interest accruing on the Company's obligations to Tammac after the commencement of a case by or against the Company under the Bankruptcy Code, which interest the parties agree shall remain a claim that is prior and superior to any claim of the undersigned notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), the undersigned agrees not to accept any payment or satisfaction of any kind of indebtedness of the Company to the undersigned and hereby assigns such indebtedness of the Company to the undersigned to Tammac, including the right to file proofs of claim and to vote thereon in connection with any such case under the Bankruptcy Code, including the right to vote on any plan or reorganization. Any lien or charge that the undersigned may have or obtain as security for any loans or advances to the Company is hereby subordinated to the liens granted Tammac and to the obligations of the undersigned to Tammac.

                  If any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein, but only to the extent such provision is invalid, illegal, or unenforceable.

                  This Guaranty shall inure to the benefit of, and be enforceable by Tammac, its successors and assigns, including any subsequent holder of the Loan Documents, and shall be binding upon, and enforceable against, the undersigned and its legal representatives, successors and assigns.

                  The   undersigned    hereby    generally,    irrevocably   and
unconditionally submits to and accepts for itself (and its legal representatives, successors and assigns) the jurisdiction of the courts in the Commonwealth of Pennsylvania for the purpose of any such suit, action or other proceeding and agrees not to contest the validity of any judgment rendered thereby in any other jurisdiction. The undersigned further waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the aforesaid courts or is otherwise immune from legal proceedings, or that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that this Guaranty, the Loan Documents or the subject matter hereof may not be enforced by any such court.

                  The undersigned further represents, warrants and covenants as follows: (a) this Guaranty is executed and delivered at the Company's request and not at the request of Tammac; (b) Tammac has made no representation to the undersigned as to the creditworthiness of the Company; (c) the undersigned has established the means of obtaining from the Company, on a continuous basis, information regarding the Company's financial condition; (d) the undersigned agrees to keep adequately informed from such means of any facts, events and circumstances which might in any way affect the undersigned's risks under this Guaranty; and (e) the undersigned agrees that, absent a written request for information, Tammac shall have no obligation to disclose to the undersigned any information or documents acquired by Tammac in the course of its relationship with the Company.

                  For the purposes of this Guaranty, the singular shall be deemed to include the plural, and the neuter shall be deemed to include the masculine and feminine as the context may require. Any defined term not otherwise defined herein shall have the same meaning as set forth in the Loan Documents.

                  This Guaranty Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

                  This Amended and Restated Continuing Guaranty Agreement supersedes that certain Corporate Guaranty dated September 10, 1991, executed and delivered by International Leisure Enterprises Incorporated n/k/a ILX Incorporated to Tammac. This Amended and Restated Continuing Guaranty Agreement shall not be construed as a new guaranty agreement, nor a discharge or release of the obligations therein contained.

         IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed by its proper officers the day and year first written above.

WITNESS/ATTEST:                             ILX INCORPORATED (f/k/a
                                            INTERNATIONAL LEISURE ENTERPRISES
                                            INCORPORATED), An Arizona
                                            Corporation

Stephanie D. Castronova                     By: Joseph P. Martori, President
-----------------------                        ------------------------------
STEPHANIE D. CASTRONOVA,                        JOSEPH P. MARTORI, President
Secretary                                       and Chief Executive Officer

STATE OF ARIZONA:

                      SS:

COUNTY OF MARICOPA :

         The foregoing instrument was acknowledged before me this   7th   day of
September, 1994, by JOSEPH P. MARTORI, the President and Chief Executive Officer of ILX INCORPORATED, formerly known as INTERNATIONAL LEISURE ENTERPRISES INCORPORATED, an Arizona corporation, on behalf of said corporation.

         IN WITNESS WHEREOF, I have hereunder set my hand and official seal.

                                                    Mia A. Green
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